This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              MORGAN STANLEY
                CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                               CDC 2004-HE2
                         CURRENT BALANCE >= $500K


SELECTION CRITERIA: CURRENT BALANCE >= $500K
TABLE OF CONTENTS

1. Range of Credit Scores
2. Range of Original Combined LTV Ratios (%)
3. Range of Gross Interest Rates (%)
4. Loan Purpose
5. Documentation Level
6. Occupancy Type
7. Prepayment Penalty Term
8. Geographic Distribution of Mortgaged Properties


1. RANGE OF CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                   MORTGAGE
                                                    AGGREGATE      POOL BY       WEIGHTED                    WEIGHTED
                                                     CUT-OFF      AGGREGATE      AVERAGE       WEIGHTED       AVERAGE
                                       NUMBER         DATE         CUT-OFF        GROSS        AVERAGE       ORIGINAL      WEIGHTED
                                         OF         PRINCIPAL        DATE        INTEREST     REMAINING      COMBINED      AVERAGE
                                      MORTGAGE       BALANCE      PRINCIPAL        RATE          TERM           LTV          FICO
RANGE OF CREDIT SCORES                  LOANS          ($)         BALANCE         (%)         (MONTHS)         (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
500 - 525                                 4         2,275,718       12.63         7.462           357          70.06         516
------------------------------------------------------------------------------------------------------------------------------------
526 - 550                                 2         1,240,933        6.88         7.389           355          78.12         532
------------------------------------------------------------------------------------------------------------------------------------
576 - 600                                 3         1,836,691       10.19         7.867           357          75.02         587
------------------------------------------------------------------------------------------------------------------------------------
601 - 625                                 7         3,910,223       21.69         6.866           334          75.61         616
------------------------------------------------------------------------------------------------------------------------------------
626 - 650                                 2         1,034,685        5.74         7.045           356          85.00         631
------------------------------------------------------------------------------------------------------------------------------------
651 - 675                                 3         1,688,911        9.37         6.887           357          80.53         661
------------------------------------------------------------------------------------------------------------------------------------
676 - 700                                 6         3,235,265       17.95         7.083           358          83.36         683
------------------------------------------------------------------------------------------------------------------------------------
701 - 725                                 4         2,288,540       12.70         6.583           355          81.39         710
------------------------------------------------------------------------------------------------------------------------------------
776 - 800                                 1           513,313        2.85          7.05           356          88.03         790
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   32        18,024,277      100.00           7.1           352          78.50         629
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 513
Maximum: 790
Weighted Average: 629



2. RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                    WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE       WEIGHTED       AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS        AVERAGE       ORIGINAL    WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST     REMAINING      COMBINED    AVERAGE
RANGE OF ORIGINAL COMBINED LTV RATIOS    MORTGAGE       BALANCE      PRINCIPAL        RATE          TERM           LTV        FICO
(%)                                        LOANS          ($)         BALANCE         (%)         (MONTHS)         (%)       SCORE
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                 2        1,084,102         6.01        6.955          359           57.18        514
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                 5        3,248,123        18.02        7.091          357           68.19        615
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                13        7,232,252        40.13         7.15          344           77.18        625
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                11        5,921,504        32.85        7.057          357           87.73        657
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                1          538,296         2.99         7.24          356          100.00        677
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       32       18,024,277       100.00          7.1          352           78.50        629
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 55.24
Maximum: 100.00
Weighted Average: 78.50

3. RANGE OF GROSS INTEREST RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                  WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE       WEIGHTED     AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS        AVERAGE     ORIGINAL      WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST     REMAINING    COMBINED      AVERAGE
                                         MORTGAGE       BALANCE      PRINCIPAL        RATE          TERM         LTV          FICO
RANGE OF GROSS INTEREST RATES (%)          LOANS          ($)         BALANCE         (%)         (MONTHS)       (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                 3        1,589,859        8.82        5.416            301       78.53          682
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                10        5,712,184       31.69        6.668            357       77.64          623
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                18       10,184,232       56.50        7.531            357       78.37          630
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                 1          538,002        2.98          8.5            354       90.00          513
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       32       18,024,277      100.00          7.1            352       78.50          629
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.250
Maximum: 8.500
Weighted Average: 7.100


4. LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                  WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE       WEIGHTED     AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS        AVERAGE     ORIGINAL      WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST     REMAINING    COMBINED      AVERAGE
                                         MORTGAGE       BALANCE      PRINCIPAL        RATE          TERM         LTV          FICO
LOAN PURPOSE                               LOANS          ($)         BALANCE         (%)         (MONTHS)       (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          16        8,866,773        49.19        6.985           347        75.90          637
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                      9        4,843,872        26.87         6.96           357        84.45          679
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                         7        4,313,633        23.93        7.493           356        77.18          554
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       32       18,024,277       100.00          7.1           352        78.50          629
------------------------------------------------------------------------------------------------------------------------------------




5. DOCUMENTATION LEVEL

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                  WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE       WEIGHTED     AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS        AVERAGE     ORIGINAL      WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST     REMAINING    COMBINED      AVERAGE
                                         MORTGAGE       BALANCE      PRINCIPAL        RATE          TERM         LTV          FICO
DOCUMENTATION LEVEL                        LOANS          ($)         BALANCE         (%)         (MONTHS)       (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                           15        8,706,932        48.31        7.105          356         80.08          606
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         13        7,212,970        40.02        7.348          357         77.96          655
------------------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                             4        2,104,375        11.68        6.223          315         73.84          631
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       32       18,024,277       100.00          7.1          352         78.50          629
------------------------------------------------------------------------------------------------------------------------------------





6. OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                  WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS       AVERAGE      ORIGINAL      WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST    REMAINING     COMBINED      AVERAGE
                                         MORTGAGE       BALANCE      PRINCIPAL        RATE         TERM          LTV          FICO
OCCUPANCY TYPE                             LOANS          ($)         BALANCE         (%)        (MONTHS)        (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
Primary                                      31       17,515,270        97.18        7.092          352         78.46          627
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                            1          509,008         2.82         7.35          357         80.00          680
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       32       18,024,277       100.00          7.1          352         78.50          629
------------------------------------------------------------------------------------------------------------------------------------

7. PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                       AGGREGATE      POOL BY       WEIGHTED                  WEIGHTED
                                                        CUT-OFF      AGGREGATE      AVERAGE      WEIGHTED      AVERAGE
                                          NUMBER         DATE         CUT-OFF        GROSS       AVERAGE      ORIGINAL      WEIGHTED
                                            OF         PRINCIPAL        DATE        INTEREST    REMAINING     COMBINED      AVERAGE
                                         MORTGAGE       BALANCE      PRINCIPAL        RATE         TERM          LTV          FICO
PREPAYMENT PENALTY TERM                    LOANS          ($)         BALANCE         (%)        (MONTHS)        (%)         SCORE
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                        6         3,279,403        18.19        7.209          355         76.03          648
------------------------------------------------------------------------------------------------------------------------------------
6 Months                                     1           522,714         2.90         6.75          355         76.09          661
------------------------------------------------------------------------------------------------------------------------------------
12 Months                                    4         2,324,328        12.90        7.402          358         76.81          635
------------------------------------------------------------------------------------------------------------------------------------
24 Months                                   16         9,015,317        50.02        7.241          357         80.04          621
------------------------------------------------------------------------------------------------------------------------------------
36 Months                                    5         2,882,515        15.99        6.353          326         78.32          622
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      32        18,024,277       100.00          7.1          352         78.50          629
------------------------------------------------------------------------------------------------------------------------------------


8. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                % OF
                                                                              MORTGAGE
                                                                AGGREGATE     POOL BY     WEIGHTED               WEIGHTED
                                                                 CUT-OFF     AGGREGATE    AVERAGE     WEIGHTED    AVERAGE
                                                     NUMBER       DATE        CUT-OFF      GROSS      AVERAGE    ORIGINAL   WEIGHTED
                                                       OF       PRINCIPAL       DATE      INTEREST   REMAINING   COMBINED   AVERAGE
                                                    MORTGAGE     BALANCE     PRINCIPAL      RATE        TERM        LTV       FICO
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES       LOANS        ($)        BALANCE       (%)       (MONTHS)      (%)      SCORE
------------------------------------------------------------------------------------------------------------------------------------
California                                              21     11,709,687       64.97       6.94         350       78.30      631
------------------------------------------------------------------------------------------------------------------------------------
New York                                                 3      1,611,440        8.94      7.072         357       79.11      671
------------------------------------------------------------------------------------------------------------------------------------
Maryland                                                 2      1,104,810        6.13      7.756         353       79.29      577
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                                                   1        708,043        3.93      6.445         357       66.67      603
------------------------------------------------------------------------------------------------------------------------------------
Nevada                                                   1        663,650        3.68       7.99         357       70.00      590
------------------------------------------------------------------------------------------------------------------------------------
Texas                                                    1        616,906        3.42          7         354       74.70      718
------------------------------------------------------------------------------------------------------------------------------------
Michigan                                                 1        548,251        3.04        7.2         356       87.44      677
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                                                1        538,002        2.98        8.5         354       90.00      513
------------------------------------------------------------------------------------------------------------------------------------
Utah                                                     1        523,488        2.90        7.7         356       89.59      592
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  32     18,024,277      100.00        7.1         352       78.50      629
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 9

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.